UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934






Date of Report (date of earliest event reported):   APRIL 21, 2003


                    PEOPLES BANCORP OF NORTH CAROLINA, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       NORTH CAROLINA               000-27205               56-2132396
       --------------               ---------               ----------
(State or Other Jurisdiction   (Commission File No.)      (IRS Employer
      of Incorporation)                                 Identification No.)



     518  WEST  C  STREET
     NEWTON,  NORTH  CAROLINA                               28658
     ------------------------                               -----
     (Address  of  Principal  Executive  Offices)         (Zip Code)




                                 (828) 464-5620
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


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                     Peoples Bancorp of North Carolina, Inc.

                                      INDEX
                                      -----

                                                                            Page
                                                                            ----
Item  7  -  Financial Statements and Exhibits                                 3

Item  9  -  Regulation FD Disclosure (disclosure pursuant to Item 12,         3
             Results of Operations and Financial Condition)

Signatures                                                                    4

Exhibit 99(a) Press Release dated April 21, 2003                              5


                                        2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

     (99)(a)  Press  Release,  dated  April  21,  2003

ITEM 9. REGULATION FD DISCLOSURE (disclosing information pursuant to Item 12, Results of Operations and Financial Condition)

     (a) On April 21, 2003, Peoples Bancorp of North Carolina, Inc. issued a press release announcing first quarter earnings.

A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

DISCLOSURE  ABOUT  FORWARD-LOOKING  STATEMENTS

     This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management's business strategy, national, regional, and local market conditions and legislative and regulatory conditions.
     Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.


                                        3
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES BANCORP OF NORTH CAROLINA, INC.


Date:  April  24,  2003                  By:  /s/  A.  Joseph  Lampron
                                            -----------------------------------
                                            A. Joseph Lampron
                                            Executive Vice President and
                                            Chief Financial Officer


                                        4
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